SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN ENVISION FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN BALANCED FUNDS

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERREEN MONEY MARKET FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(collectively, the “Funds”)

I.              The section of each Fund’s prospectus entitled “Legal Proceedings” is amended to delete all of the paragraphs except the paragraphs that begin with “EIS has entered into an agreement with the NASD” and “In addition, the Evergreen funds and EIMC and certain of” and to add the following paragraph to the beginning of that section:

Pursuant to an administrative order issued by the Securities and Exchange Commission (“SEC”) on September 19, 2007,  Evergreen Investment Management Company, LLC (“EIMC”), Evergreen Investment Services, Inc. (“EIS”), Evergreen Service Company, LLC (“ESC” and together with EIMC and EIS, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds' prospectuses, and (iii) inadequate e-mail retention practices.  Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties.  This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC.  The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

                In addition, the following paragraph is added at the end of the “Legal Proceedings” section of each Fund's prospectus:

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

September 19, 2007	580678